                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Donald J. Robinson
                                     Donald J. Robinson


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ John D. Carifa
                                     John D. Carifa


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ David H. Dievler
                                     David H. Dievler


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Ruth Block
                                     Ruth Block


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ John H. Dobkin
                                     John H. Dobkin


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ William H. Foulk, Jr.
                                     William H. Foulk, Jr.


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ James M. Hester
                                     James M. Hester


Dated:  October 30, 1997















00250176.AK6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Small Cap

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Clifford L. Michel
                                     Clifford L. Michel


Dated:  October 30, 1997















00250176.AK6